Exhibit - 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO RULE 13A-14(A) UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Kevin Wirges, certify that:

1.
I have reviewed this annual report on Form 10-K/A of CareMax, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
[Omitted];

4.
[Omitted]; and

5.
[Omitted].

Date: May 2, 2022

/s/ Kevin Wirges

Name: Kevin Wirges

Title: Executive Vice President, Treasurer and Chief Financial Officer

(Principal Financial Officer)